UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 6, 2013

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

MIPS Technologies, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on February 6, 2013 (the “Annual Meeting”).  The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.  Each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 7, 2013.  For each of the proposals below, a quorum was present.

Proposal 1: The vote on the proposal to adopt and approve the Patent Sale Agreement, dated as of November 5, 2012, by and between Bridge Crossing, LLC and the Company (the “Patent Sale Agreement”), was as follows:

Number of shares voted FOR	32,759,671
Number of shares voted AGAINST	385,701
Number of shares ABSTAINING	23,987
Number of Broker Non-Votes	11,311,245

The stockholders approved the proposal to adopt and approve the Patent Sale Agreement.

Proposal 2: The vote on the proposal to adopt and approve the certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), was as follows:

Number of shares voted FOR	32,808,191
Number of shares voted AGAINST	318,866
Number of shares ABSTAINING	42,302
Number of Broker Non-Votes	11,311,245

The stockholders approved the proposal to adopt and approve the Certificate of Amendment.

Proposal 3: The vote on the proposal to adopt and approve the Agreement and Plan of Merger, dated as of November 5, 2012, by and among the Company, Imagination Technologies Group plc and Imagination Acquisition Sub, Inc., an indirect wholly owned subsidiary of Imagination Technologies Group plc, as amended by Amendment No. 1 to the Agreement and Plan of Merger on December 9, 2012, and as further amended by Amendment No. 2 to the Agreement of Plan and Merger on December 16, 2012 (the "Merger Agreement"), was as follows:

Number of shares voted FOR	32,787,455
Number of shares voted AGAINST	360,084
Number of shares ABSTAINING	21,820
Number of Broker Non-Votes	11,311,245

The stockholders approved the proposal to adopt and approve the Merger Agreement.

Proposal 4: The vote on the proposal to elect Fred M. Gibbons, Jeffrey S. McCreary and Sandeep Vij to the Board of Directors of the Company, was as follows:

a. Fred M. Gibbons

Number of shares voted FOR	32,258,016
Number of shares WITHHELD	911,343
Number of Broker Non-Votes	11,311,245

b. Jeffrey S. McCreary

Number of shares voted FOR	32,594,886
Number of shares WITHHELD	574,473
Number of Broker Non-Votes	11,311,245

c. Sandeep Vij

Number of shares voted FOR	32,548,549
Number of shares WITHHELD	620,810
Number of Broker Non-Votes	11,311,245

The stockholders approved the proposal to elect Mr. Gibbons, Mr. McCreary and Mr. Vij to the Board of Directors of the Company.

Proposal 5: The vote on the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013, was as follows:

Number of shares voted FOR	43,823,076
Number of shares voted AGAINST	510,033
Number of shares ABSTAINING	147,495

The stockholders approved the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013.

Proposal 6:  The vote to approve on an advisory (non-binding) basis the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger was as follows:

Number of shares voted FOR	27,322,695
Number of shares voted AGAINST	4,192,202
Number of shares ABSTAINING	1,654,462
Number of Broker Non-Votes	11,311,245

The stockholders approved on an advisory basis the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger.

Proposal 7:  The vote to approve on an advisory (non-binding) basis the compensation that may be paid or become payable to the Company’s named executive officers was as follows:

Number of shares voted FOR	30,328,926
Number of shares voted AGAINST	1,058,013
Number of shares ABSTAINING	1,782,420
Number of Broker Non-Votes	11,311,245

The stockholders approved on an advisory basis the compensation that may be paid or become payable to the Company’s named executive officers.

Proposal 8:  The vote on the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies to adopt the Patent Sale Agreement, Certificate of Amendment and Merger Agreement was as follows:

Number of shares voted FOR	41,653,588
Number of shares voted AGAINST	2,659,937
Number of shares ABSTAINING	167,079

The stockholders approved the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies to adopt the Patent Sale Agreement, Certificate of Amendment and Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: February 6, 2013	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary